Exhibit 10.1

INDEPENDENT AUDITORS’ CONSENT

     We consent to the use, in this Annual Report of British Sky Broadcasting Group Plc on Form 20-F filed on November 7, 2002 (File No. 1-13488), which is incorporated by reference in the Registration Statement on Form F-3 filed on January 26, 1998, (Registration No 333-8246), of our report dated July 30, 2002; October 18, 2002, as to Notes 26, 28, 30 and 31.

DELOITTE & TOUCHE,
London

November 7, 2002